UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2012

YATERRA VENTURES CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53556 (Commission File Number)	73-3249571 (IRS Employer Identification No.)

1102 Slide Road, No. 30 Lubbock, Texas 79416
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (214) 736-3321

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Second Extension to the Stock Purchase Agreement

On July 11, 2012, Cedric Atkinson (the “Buyer”), the President, Secretary, Treasurer, and Director of YaterraVenures Corp. (the “Company”), and David K. Ryan (the “Seller”), the former President, Secretary, Treasurer, Director, and current majority stockholder of the Company, entered into a second extension (the “Second Extension”) to the Stock Purchase Agreement (the “SPA”), dated February 29, 2012, by and between the Buyer and Seller, by which the Buyer is purchasing from the Seller, subject to making the Final Payment (as defined below) 900,000 shares of common stock, par value $0.001, of the Company (the “Shares”) for $125,000 (the “Purchase Price”), with $50,000 being paid upon signing, and the remaining $75,000 (the “Final Payment”) to be made by the closing date, which is defined in the SPA as June 1, 2012 (the “Closing Date”).  At the time of the SPA, the 900,000 Shares to be sold pursuant to the SPA represented approximately 55.22% of the issued outstanding Shares.

On June 1, 2012, the Buyer and Seller entered into the first extension (the “First Extension”) which extended the Closing Date to July 2, 2012, in exchange for $5,000 being added to the Purchase Price, for a total Purchase Price of $130,000, and a Final Payment due on or before the July 2, 2012 Closing Date of $80,000.

Purchaser did not transfer the Final Payment by July 2, 2012.  On July 10, 2012, the Purchaser wired the Seller $10,000 of the Purchase Price.

The Second Extension extends the Closing Date to August 11, 2012, in exchange for an additional $10,000 being added to the Purchase Price, for a total Purchase Price of $140,000.  To date, $60,000 of the Purchase Price has been paid, and a Final Payment of $80,000 is due by the August 11, 2012 Closing Date.

The foregoing description of the Second Extension is not complete and is qualified in its entirety by reference to the copy of the Second Extension, which is attached as an exhibit to this Current Report on Form 8-K, and the SPA and First Extension, which are filed as exhibits to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 19, 2012.  The foregoing summary should be read in connection with such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Extension to the Stock Purchase Agreement, dated July 11, 2012, by and between Cedric Atkinson and David K. Ryan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2012	Yaterra Ventures Corp.

	By:	/s/Cedric Atkinson
Name: Cedric Atkinson
Title: President, Secretary, Treasurer